Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

June 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 97.0%
Aerospace & Defense – 5.2%
Howmet Aerospace Inc*	4,642,605	$160,030,594
L3Harris Technologies Inc	425,787	92,033,860
		252,064,454
Banks – 2.7%
Citigroup Inc	1,859,684	131,572,643
Biotechnology – 4.1%
AbbVie Inc	714,804	80,515,523
Insmed Inc*	1,252,999	35,660,352
Neurocrine Biosciences Inc*	851,316	82,850,073
		199,025,948
Capital Markets – 7.1%
Apollo Global Management Inc	1,716,427	106,761,759
Morgan Stanley	2,408,846	220,867,090
Patria Investments Ltd - Class A	1,155,637	20,362,324
		347,991,173
Chemicals – 1.4%
Atotech Ltd*	2,623,018	66,965,650
Construction Materials – 1.1%
Summit Materials Inc*	1,564,442	54,520,804
Consumer Finance – 4.4%
Capital One Financial Corp	905,288	140,039,001
OneMain Holdings Inc	1,257,726	75,350,365
		215,389,366
Containers & Packaging – 7.2%
Crown Holdings Inc	3,441,047	351,709,414
Diversified Consumer Services – 2.2%
Terminix Global Holdings Inc*	2,202,487	105,080,655
Electric Utilities – 2.8%
American Electric Power Co Inc	1,591,798	134,650,193
Entertainment – 3.3%
Liberty Media Corp-Liberty Formula One*	2,211,015	106,593,033
Warner Music Group Corp - Class A	1,489,837	53,693,725
		160,286,758
Equity Real Estate Investment Trusts (REITs) – 4.7%
VICI Properties Inc	7,420,787	230,192,813
Health Care Equipment & Supplies – 4.6%
Boston Scientific Corp*	4,180,110	178,741,504
Globus Medical Inc*	607,665	47,112,267
		225,853,771
Hotels, Restaurants & Leisure – 4.8%
Caesars Entertainment Inc*	1,889,975	196,084,906
Monarch Casino & Resort Inc*	549,026	36,329,050
		232,413,956
Interactive Media & Services – 2.8%
Snap Inc*	1,978,430	134,810,220
Internet & Direct Marketing Retail – 4.1%
Amazon.com Inc*	57,537	197,936,486
Leisure Products – 2.2%
Hasbro Inc	1,144,987	108,224,171
Metals & Mining – 6.2%
Constellium SE*,£	7,309,765	138,520,047
Freeport-McMoRan Inc	4,436,675	164,645,009
		303,165,056
Multi-Utilities – 1.9%
Sempra Energy	683,060	90,491,789
Personal Products – 0.7%
Beauty Health Co/The*,#	2,000,000	33,600,000
Pharmaceuticals – 5.2%
Collegium Pharmaceutical Inc*,£	1,563,572	36,962,842
Elanco Animal Health Inc*	326,759	11,335,270
Horizon Therapeutics PLC*	2,210,736	207,013,319
		255,311,431
Semiconductor & Semiconductor Equipment – 9.4%
Analog Devices Inc	289,016	49,756,995
Lam Research Corp	182,336	118,646,035
Marvell Technology Inc	3,888,389	226,809,730
Teradyne Inc	475,220	63,660,471
		458,873,231

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software – 2.5%
Ceridian HCM Holding Inc*	477,465	$45,798,443
Zendesk Inc*	526,125	75,940,882
		121,739,325
Textiles, Apparel & Luxury Goods – 2.2%
Under Armour Inc*	5,751,632	106,807,806
Trading Companies & Distributors – 1.8%
Ferguson PLC	613,361	85,258,545
Wireless Telecommunication Services – 2.4%
T-Mobile US Inc*	809,457	117,233,657
Total Common Stocks (cost $3,002,414,866)		4,721,169,315
Investment Companies– 3.4%
Money Markets – 3.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $167,524,861)	167,509,133	167,525,884
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº,£	10,728,895	10,728,895
Time Deposits – 0.1%
Royal Bank of Canada, 0.0500%, 7/1/21	$2,682,224	2,682,224
Total Investments Purchased with Cash Collateral from Securities Lending (cost $13,411,119)		13,411,119
Total Investments (total cost $3,183,350,846) – 100.7%		4,902,106,318
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(32,424,770)
Net Assets – 100%		$4,869,681,548

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,676,258,297	95.4%
Netherlands	138,520,047	2.8
China	66,965,650	1.4
Cayman Islands	20,362,324	0.4

Total	$4,902,106,318	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/21
Common Stocks - 2.8%
Metals & Mining - 2.8%
Constellium SE*	$-	$1,259,380	$82,432,595	$138,520,047
Pharmaceuticals - N/A
Collegium Pharmaceutical Inc*,š	-	3,653,589	4,051,532	N/A
Total Common Stocks	$-	$4,912,969	$86,484,127	$138,520,047
Investment Companies - 3.4%
Money Markets - 3.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	49,598	(29)	683	167,525,884
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	55,368∆	-	-	10,728,895
Total Affiliated Investments - 6.4%	$104,966	$4,912,940	$86,484,810	$316,774,826

(1) For securities that were affiliated for a portion of the period ended June 30, 2021, this column reflects amounts for the entire period ended June 30, 2021 and not just the period in which the security was affiliated.

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Common Stocks - 2.8%
Metals & Mining - 2.8%
Constellium SE*	59,055,833	-	(4,227,761)	138,520,047
Pharmaceuticals - N/A
Collegium Pharmaceutical Inc*,š	47,146,411	-	(17,888,690)	36,962,842
Investment Companies - 3.4%
Money Markets - 3.4%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	32,263,094	835,179,165	(699,917,029)	167,525,884
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Investment Companies - 0.2%
Janus Henderson Cash Collateral Fund LLC, 0.0011%ºº	27,849,600	98,736,828	(115,857,533)	10,728,895

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Merrill Lynch:

Marvell Technology Inc	9,000	60.00	USD	7/16/21	$(52,497,000)	$432,000	$(231,728)	$(663,728)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2021

Market Value
Written options contracts, call	$ 305,135

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2021.

#	Loaned security; a portion of the security is on loan at June 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of June 30, 2021.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$4,721,169,315	$-	$-
Investment Companies	-	167,525,884	-
Investments Purchased with Cash Collateral from Securities Lending	-	13,411,119	-
Total Assets	$4,721,169,315	$180,937,003	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$663,728	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70215 08-21